CARILLON SERIES TRUST
Carillon Cougar Tactical Allocation Fund

SUPPLEMENT DATED DECEMBER 15, 2020 TO
THE PROSPECTUS AND SUMMARY PROSPECTUS DATED
MARCH 1, 2020, AS PREVIOUSLY AMENDED OR SUPPLEMENTED

The Board of Trustees of Carillon Series Trust has approved a Plan of Liquidation and Dissolution  upon the recommendation of Carillon Tower Advisers, Inc. (“Carillon”) pursuant to which the Carillon Cougar Tactical Allocation Fund (“Fund”) will be liquidated and terminated on or about February 28, 2021 (the “Liquidation Date”).

In anticipation of the liquidation, effective on or about January 29, 2021, the Fund will be closed to new shareholders. To prepare for the liquidation, Carillon and/or Cougar Global Investments, Ltd., the Fund’s subadviser, may need to increase the portion of the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and to meet redemption requests. As a result, the Fund may no longer be pursuing its investment objective during this transition. The Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about the Liquidation Date. These distributions may be taxable events. Once the distributions are complete, the Fund will terminate.

Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another Carillon Mutual Fund. You may also redeem your shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events for shareholders.

In connection with the liquidation, the Fund may declare taxable distributions of its net investment income and net capital gain in advance of the Liquidation Date.

If you own Fund shares in a tax-deferred account, such as a 401(k) plan, 403(b) plan or individual retirement account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1.800.421.4184.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE